UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

September 9, 2024
Date of Report (Date of Earliest Event Reported)

DIAMONDBACK ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35700	45-4502447
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 West Texas Ave.
Suite 100
Midland, Texas 79701
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (432) 221-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	FANG	The Nasdaq Stock Market LLC (NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

☐	Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Introductory Note

On September 10, 2024, Diamondback Energy, Inc., a Delaware corporation (the “Company” or “Diamondback”), filed with the U.S. Securities and Exchange Commission (the “SEC”) a Current Report on Form 8-K (the “Original Form 8-K”) reporting, among other events, the completion of the Company’s acquisition of Endeavor Parent, LLC, a Texas limited liability company (“Endeavor” and such acquisition, the “Acquisition”), upon the terms and subject to the conditions set forth in that certain Agreement and Plan of Merger (as amended, the “Merger Agreement”), by and among the Company, Eclipse Merger Sub I, LLC, a Delaware limited liability company and a wholly owned subsidiary of the Company, Eclipse Merger Sub II, LLC, a Delaware limited liability company and a wholly owned subsidiary of the Company, Endeavor Manager, LLC, a Texas limited liability company (solely for purposes of certain sections set forth therein), and Endeavor.

This Current Report on Form 8-K/A amends the Original Form 8-K to include (i) the financial statements of Endeavor required by Item 9.01(a) and (ii) the pro forma financial information of the Company required by Item 9.01(b).  The Company had previously indicated in the Original Form 8-K that such financial statements and pro forma information would be provided no later than 71 days from the date on which the Original Form 8-K was required to be filed.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses or funds acquired.

The audited consolidated financial statements of Endeavor as of December 31, 2023 and 2022 and for each of the fiscal years ended December 31, 2023, 2022 and 2021 are incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K, filed with the SEC on April 8, 2024.

The unaudited consolidated financial statements of Endeavor as of June 30, 2024 and for the six month period ended June 30, 2024 and 2023 are attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

(b) Pro forma financial information.

The unaudited pro forma condensed combined balance sheet of the Company as of June 30, 2024 and the unaudited pro forma condensed combined statements of operations for the six months ended June 30, 2024 and the year ended December 31, 2023, giving effect to the Acquisition, are filed as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated by reference herein.

(d)	Exhibits.

Exhibit No.	Description
99.1	Unaudited consolidated financial statements of Endeavor

99.2	Unaudited pro forma condensed combined financial statements of the Company

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMONDBACK ENERGY, INC.

Date: September 19, 2024	By:	/s/ Kaes Van’t Hof
	Name:	Kaes Van’t Hof
	Title:	President and Chief Financial Officer